UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2017

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Salisbury Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
*Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2)
☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 - Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2017, the Boards of Salisbury Bancorp, Inc. (the “Company”) and its subsidiary, Salisbury Bank and Trust Company (the “Bank”) appointed Peter Albero as Executive Vice President and Chief Financial Officer of the Company and the Bank effective October 20, 2017.

Mr. Albero, age 52, has over 30 years of accounting, financial reconciliation, and regulatory reporting experience. He previously served as Director, Financial Services Advisory Practice at PricewaterhouseCoopers LLP, New York, NY since September 2015. Prior to that, Mr. Albero spent 27 years at Morgan Stanley, New York, NY most recently serving as Managing Director, Head of SEC Reporting and Disclosure from June 2014 to July 2015. He served as Managing Director, Head of Regulatory Reporting from September 2012 to May 2014 and prior to that, as Managing Director, Head of Corporate Reporting and Analysis from December 2007 to August 2012. Mr. Albero received a B.S. in Accounting and Finance from Manhattan College in 1986, and an M.B.A. in Finance and International Business from New York University in 1996. He is a Certified Public Accountant in New York.

Mr. Albero had been serving as a Finance Consultant for the Company and the Bank since July 2017.

There are no arrangements or understandings between Mr. Albero and any other person pursuant to which Mr. Albero was appointed to serve as Executive Vice President and Chief Financial Officer of the Company and the Bank. There are no family relationships between Mr. Albero and any director or executive officer of the Company or the Bank or relationships or related transactions between the Company or the Bank and Mr. Albero that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Section 8 - Other Events

Item 8.01

Other Events

On October 12, 2017, the Company issued a press release related to the appointment of Peter Albero as Executive Vice President and Chief Financial Officer of the Company and its subsidiary, Salisbury Bank and Trust Company. A copy of such press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(a)       Not Applicable.

(b)       Not Applicable.

(c)       Not Applicable.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release dated October 12, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: October 12, 2017	By:	/s/ Richard J. Cantele, Jr.
Richard J. Cantele, Jr.
President and Chief Executive Officer